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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2001

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	0-20047	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8815 Centre Park Drive, Suite 400
Columbia, Maryland 21045
(Address of principal executive offices)

(410) 730-9092
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

    The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

Exhibit Number	Description
99.1	Supplemental information dated June 30, 2001 for Corporate Office Properties Trust.

Item 9. Regulation FD Disclosure

    In connection with its release of earnings on July 25, 2001, the Registrant is making available certain additional information pertaining to its properties and operations as of and for the period ended June 30, 2001. This information is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2001

CORPORATE OFFICE PROPERTIES TRUST
By:	/s/ RANDALL M. GRIFFIN Name: Randall M. Griffin Title: President and Chief Operating Officer
By:	/s/ ROGER A. WAESCHE, JR. Name: Roger A. Waesche, Jr. Title: Chief Financial Officer

2

Supplemental Information
(Unaudited)

June 30, 2001

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
June 30, 2001

To Members of the Investment Community:

    We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Sara L. Grootwassink, Vice President, Finance and Investor Relations at (410) 992-7324 or sara.grootwassink@copt.com.

Reporting Period Highlights—Second Quarter 2001

Financial Results

  •
  Reported FFO—diluted of $10,560,000 or $.32 per share/unit for the second quarter of 2001 as compared to $9,250,000 or $.29 per share/unit for the comparable 2000 period, representing an increase of 10.3% per share/unit. FFO—diluted increased $1,310,000, or 14.2%, over the comparable 2000 period.

  •
  Reported AFFO—diluted of $8,591,000 or $.26 per share/unit for the second quarter of 2001 as compared to $7,634,000 or $.24 per share/unit for the comparable 2000 period, representing an increase of 8.3% per share/unit.

  •
  For the six months ended June 30, 2001, reported FFO—diluted of $20,723,000 or $.63 per share/unit as compared to $18,150,000 or $.56 per share/unit for the same six month period in 2000, representing an increase of 12.5% per share/unit. Similarly, reported AFFO—diluted of $16,948,000 or $.51 per share/unit for the same six month period as compared to $15,063,000 or $.47 per share/unit, representing an increase of 8.5% per share/unit.

  •
  Our diluted FFO payout ratio improved to 62.4% for the second quarter of 2001 as compared to 66.0% for the comparable 2000 period. For the six months ended June 30, 2001, the diluted FFO payout ratio was 63.4% as compared to 67.4% for the comparable period in 2000.

Financing and Capital Transactions

  •
  In April 2001, we issued 1,150,000 Series E cumulative redeemable preferred shares with a liquidation value of $25.00 per share, raising $28,750,000 in gross proceeds. These Series E preferred shares have a 10.25% coupon and can be redeemed at par at our option subsequent to July 15, 2006. Net proceeds were primarily used to pay down our Deutsche Bank revolving credit facility.

  •
  We closed on three permanent loans for $73.8 million with a blended fixed interest rate of 7.13% and an average term of 7.4 years. The net proceeds were utilized to repay existing debt. Additionally, our $50.0 million line of credit with Prudential Securities Corp. expired in June and we repaid the outstanding balance of $29.1 million.

  •
  Our debt to market capitalization is 54.5% and our debt to undepreciated book value of real estate assets is 57.1% as of June 30, 2001. We achieved an EBITDA interest coverage ratio of 2.64x and an EBITDA fixed charge coverage ratio of 2.06x for this quarter.

Operations

  •
  We renewed 76.9% of our office leases (based upon square footage) with an average capital cost of $5.58 per square foot during the 2ndquarter. We realized increases in base and total rents on a straight-line basis of 26.2% and 21.0%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base and total rent on a cash basis increased 21.0% and 16.6%, respectively, on this renewed and retenanted space.

  •
  Overall occupancy was 96.9% as of June 30, 2001. Occupancy rates approximated 98.0% in the Baltimore/Washington Corridor, which represents 63.4% of our office square footage and 65.1% of our total office revenues for the 2nd quarter of 2001. We were 97.6% leased as of June 30, 2001.

  •
  Weighted average lease term of our office portfolio is 4.5 years as of June 30, 2001, with an average contractual rental rate (including tenant reimbursements for operating costs) of $17.61 per square foot.

Acquisition / Disposition

  •
  On May 14, 2001, we acquired two operating properties totaling 110,675 square feet and a 30,855 square foot redevelopment property. The two operating properties are 100% leased, primarily to State Farm Mutual, General Physics Corp. and Arbitron. Our market concentration improves to over 30% in the Columbia Gateway Business Park through our portfolio of 8 operating properties comprising 557,000 square feet.

  •
  On June 18, 2001, we sold 19 Commerce, a 65,277 square foot building and development opportunity located in Cranbury, New Jersey, for $11,525,000.

Development

  •
  In May 2001, we delivered a 43,785 square foot property located in Montpelier Research Park, Columbia, Maryland. This property is 100% leased to Johns Hopkins University and was developed through a joint venture arrangement in which we hold an 80% interest.

  •
  During June, we signed a ten-year lease for 29,741 square feet with Titan Systems Corporation in 201 NBP, currently under construction. This building is now 77.1% pre-leased.

Subsequent Events

  •
  On July 2, 2001 we paid $6.9 million to acquire the remaining 60% interest in a joint venture which owned 5 properties totaling 314,594 square feet in the BWI Airport submarket. We now directly own these 5 properties.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Total Revenues from Real Estate Operations	$28,711	$28,851	$27,609	$27,656	$26,417
Net Operating Income from Real Estate Operations	20,153	20,385	19,469	19,606	18,980
EBITDA	20,471	19,490	19,298	18,559	17,772
Net Income before Preferred Dividends	5,081	3,726	4,087	3,685	3,712
Preferred Dividends	(1,613)	(881)	(782)	(781)	(1,119)

Net Income Available to Common Shareholders	$3,468	$2,845	$3,305	$2,904	$2,593

Funds From Operations (FFO)—Diluted	$10,560	$10,102	$9,804	$9,550	$9,250
FFO per diluted share	$0.32	$0.31	$0.31	$0.30	$0.29
Adjusted FFO—Diluted(A)	$8,591	$8,296	$8,228	$6,691	$7,634
Adjusted FFO per diluted share	$0.26	$0.25	$0.26	$0.23	$0.24
Payout Ratios:
FFO—Diluted(B)	62.43%	64.87%	65.67%	67.42%	66.02%
AFFO—Diluted(C)	76.73%	78.99%	78.25%	87.68%	80.00%
Total Dividends/Distributions	$8,069	$7,334	$7,220	$7,220	$6,888

(A)
For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B and Series E Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(C)
Computed by dividing total dividends/distributions (except for dividends on Series B and Series E Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted. In addition, for the quarter ended September 30, 2000, the quarterly Series C preferred unit dividend of $572 was excluded from the numerator.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Assets
Investment in real estate:
Land—operational	$142,461	$140,620	$140,018	$136,723	$141,646
Land—development	24,488	24,683	19,069	21,888	15,888
Construction in progress	30,066	22,228	17,489	21,579	20,300
Buildings and improvements	624,635	615,586	604,666	585,067	575,531
Investment in and advances to real estate joint ventures	12,009	6,877	3,616	8,606	—
Less: accumulated depreciation	(41,659)	(37,652)	(33,271)	(29,460)	(25,490)

Net investment in real estate	792,000	772,342	751,587	744,403	727,875
Cash and cash equivalents	2,962	3,806	4,981	3,259	630
Restricted cash	9,633	4,468	2,703	2,007	2,903
Accounts receivable, net	4,855	5,519	3,245	3,571	3,386
Investment in and advances to other unconsolidated entities	2,041	2,159	6,124	4,074	4,095
Deferred rent receivable	9,804	9,335	8,644	7,882	6,010
Deferred charges, net	16,357	15,550	12,905	12,667	10,953
Prepaid and other assets	9,383	6,726	4,501	6,836	4,197
Furniture, fixtures and equipment, net of accumulated depreciation	1,772	1,807	147	166	185

Total assets	$848,807	$821,712	$794,837	$784,865	$760,234

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$475,999	$478,913	$474,349	$465,696	$436,679
Accounts payable and accrued expenses	13,361	10,889	10,227	6,435	11,245
Rents received in advance and security deposits	4,023	4,236	3,883	5,351	4,277
Dividends/distributions payable	7,918	7,203	7,090	7,090	6,757
Fair value of derivatives	2,232	1,993	—	—	—
Other liabilities	10,637	10,243	—	—	—

Total liabilities	514,170	513,477	495,549	484,572	458,958

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	78,900	80,467	81,069	81,402	78,720
Other consolidated partnership	224	166	124	115	109

Total minority interests	103,491	105,000	105,560	105,884	103,196

Commitments and contingencies			—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 5,000,000 authorized);
1,025,000 designated as Series A Convertible Preferred Shares of beneficial interest (1 share issued as of June 30, 2001)	—	—	—	—	10
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of June 30, 2001)	13	13	12	12	12
544,000 designated as Series D Cumulative Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of June 30, 2001)	5	5	—	—	—
1,150,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of June 30, 2001)	11	—	—	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 20,692,663 shares issued as of June 30, 2001)	208	207	206	206	187
Treasury Shares, at cost (166,600 shares as of June 30, 2001)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	249,617	221,682	209,388	209,384	211,978
Accumulated deficit	(12,776)	(12,222)	(11,064)	(10,379)	(9,293)
Value of unearned restricted Common Share grants	(3,042)	(3,042)	(3,399)	(3,399)	(3,399)
Accumulated comprehensive loss	(1,475)	(1,993)	—	—	—

Total beneficiaries' equity	231,146	203,235	193,728	194,409	198,080

Total beneficiaries' equity and minority interests	334,637	308,235	299,288	300,293	301,276

Total liabilities and beneficiaries' equity	$848,807	$821,712	$794,837	$784,865	$760,234

Note:	Prior to January 1, 2001, other unconsolidated entities include Corporate Office Services, Inc. (COS); Corporate Office Management, Inc. (COMI); Corporate Development Services, LLC (CDS); MediTract, LLC; Corporate Management Services, LLC (CMS); Corporate Realty Management, LLC (CRM); and Martin G. Knott and Associates, LLC (MGK). Subsequent to January 1, 2001, other unconsolidated entities consist solely of Meditract, LLC and Paragon Smart Technologies, LLC.

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)

(Dollars and units in thousands)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$25,960	$25,619	$24,269	$23,980	$23,154
Tenant recoveries and other revenue	2,751	3,232	3,340	3,676	3,263

Total Revenues from Real Estate Operations	28,711	28,851	27,609	27,656	26,417
Expenses
Property operating	3,492	3,448	3,220	3,596	3,049
Repairs and maintenance	3,595	3,518	3,491	3,018	3,065
Real estate taxes	1,471	1,500	1,429	1,436	1,323

Total Property Expenses from Real Estate Operations	8,558	8,466	8,140	8,050	7,437
Net Operating Income from Real Estate Operations	20,153	20,385	19,469	19,606	18,980
General and administrative	(1,329)	(1,446)	(1,040)	(1,319)	(1,160)
Equity in income of unconsol. real estate joint ventures	124	30	—	—	—
Earnings from service companies	143	(329)	—	—	—
Income from real estate services	1,380	850	1,067	383	—
Equity in (loss) income of other unconsolidated entities	—	—	(198)	(111)	(48)

EBITDA	20,471	19,490	19,298	18,559	17,772
Interest expense	(7,762)	(8,194)	(8,266)	(7,850)	(7,404)
Series B & E Preferred Share dividends	(1,477)	(781)	(782)	(781)	(780)
Amortization of deferred financing costs	(546)	(383)	(416)	(349)	(311)
Income tax (expense) benefit	(44)	122	—	—	—
Income on options assumed to be converted	—	(61)	—	—	—
Depreciation on unconsolidated real estate entities	70	(4)	(4)	(3)	(3)
Minority interestholders' share of operations	(58)	4	(9)	(6)	(4)
Depreciation of corporate FF&E	(94)	(91)	(17)	(20)	(20)

Funds From Operations (FFO)—Diluted	10,560	10,102	9,804	9,550	9,250
Depreciation and other amortization	(4,863)	(4,809)	(4,485)	(4,275)	(4,287)
Gain on property sales	416	—	50	—	57
Loss on early extinguishment of debt	(99)	(106)	(2)	(109)	(42)
Cumulative effect adjustment for accounting change	—	(263)	—	—	—
Income on options assumed to be converted	—	61	—	—	—
Depreciation on unconsolidated real estate entities	(70)	4	4	3	3
Minority interestholders' share of operations	58	(4)	9	6	4
Series B & E Preferred Share dividends	1,477	781	782	781	780

Income Before Minority Interests and Preferred Share dividends	7,479	5,766	6,162	5,956	5,765
Minority Interests:
Preferred Units in Operating Partnership	(572)	(572)	(572)	(572)	(548)
Common Units in Operating Partnership	(1,768)	(1,472)	(1,494)	(1,693)	(1,501)
Other consolidated partnership	(58)	4	(9)	(6)	(4)
Preferred Share dividends	(1,613)	(881)	(782)	(781)	(1,119)

Net Income Available to Common Shareholders	$3,468	$2,845	$3,305	$2,904	$2,593

Funds From Operations (FFO)—Diluted	$10,560	$10,102	$9,804	$9,550	$9,250
Preferred Units in Operating Partnership(1)	—	—	—	(572)	—
Straight line rents	(816)	(690)	(800)	(1,872)	(693)
Non-incremental capital expenditures	(1,153)	(1,116)	(776)	(415)	(923)

Adjusted Funds from Operations—Diluted	$8,591	$8,296	$8,228	$6,691	$7,634

Preferred dividends/distributions(2)	2,185	1,453	1,353	1,353	1,668
Common dividends/distributions	5,884	5,881	5,867	5,867	5,220

Total Dividends/Distributions	$8,069	$7,334	$7,220	$7,220	$6,888

(1)
For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(2)
Includes Series B and E Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share

(Shares in thousands)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$0.78	$0.78	$0.76	$0.75	$0.71
Tenant recoveries and other revenue	0.08	0.10	0.10	0.11	0.10

Total Revenues from Real Estate Operations	0.86	0.88	0.86	0.86	0.82
Expenses
Property operating	0.10	0.10	0.10	0.11	0.09
Repairs and maintenance	0.11	0.11	0.11	0.09	0.09
Real estate taxes	0.04	0.05	0.04	0.04	0.04

Total Property Expenses from Real Estate Operations	0.26	0.26	0.25	0.25	0.23
Net Operating Income from Real Estate Operations	0.60	0.62	0.61	0.61	0.59
General and administrative	(0.04)	(0.04)	(0.03)	(0.04)	(0.04)
Equity in income of unconsol. real estate joint ventures	0.00	0.00	—	—	—
Earnings from service companies	0.00	(0.01)	—	—	—
Income from real estate services	0.04	0.03	0.03	0.01	—
Equity in (loss) income of other unconsolidated entities	—	—	(0.01)	(0.00)	(0.00)

EBITDA	0.61	0.59	0.60	0.58	0.55
Interest expense	(0.23)	(0.25)	(0.26)	(0.25)	(0.23)
Series B & E Preferred Share dividends	(0.04)	(0.02)	(0.02)	(0.02)	(0.02)
Amortization of deferred financing costs	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Income tax (expense) benefit	(0.00)	0.00	—	—	—
Income on options assumed to be converted	—	(0.00)	—	—	—
Depreciation on unconsolidated real estate entities	0.00	(0.00)	(0.00)	(0.00)	(0.00)
Minority interestholders' share of operations	(0.00)	0.00	(0.00)	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO)—Diluted	0.32	0.31	0.31	0.30	0.29
Depreciation and other amortization	(0.15)	(0.15)	(0.14)	(0.13)	(0.13)
Gain on property sales	0.01	—	0.00	—	0.00
Loss on early extinguishment of debt	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Cumulative effect adjustment for accounting change	—	(0.01)	—	—	—
Income on options assumed to be converted	—	0.00	—	—	—
Depreciation on unconsolidated real estate entities	(0.00)	0.00	0.00	0.00	0.00
Minority interestholders' share of operations	0.00	(0.00)	0.00	0.00	0.00
Series B & E Preferred Share dividends	0.04	0.02	0.02	0.02	0.02

Income Before Minority Interests and Preferred Share dividends	0.22	0.18	0.19	0.19	0.18
Minority Interests:
Preferred Units in Operating Partnership	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Common Units in Operating Partnership	(0.05)	(0.04)	(0.05)	(0.05)	(0.05)
Other consolidated partnership	(0.00)	0.00	(0.00)	(0.00)	(0.00)
Preferred Share dividends	(0.05)	(0.03)	(0.02)	(0.02)	(0.03)

Net Income Available to Common Shareholders	$0.10	$0.09	$0.10	$0.09	$0.08

Funds From Operations (FFO)—Diluted	$0.32	$0.31	$0.31	$0.30	$0.29
Preferred Units in Operating Partnership	—	—	—	(0.02)	—
Straight line rents	(0.02)	(0.02)	(0.02)	(0.06)	(0.02)
Non-incremental capital expenditures	(0.03)	(0.03)	(0.02)	(0.01)	(0.03)

Adjusted Funds from Operations—Diluted	$0.26	$0.25	$0.26	$0.23	$0.24

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,299	2,421	2,421	4,642
Weighted Average Common Shares/Units Outstanding	29,746	29,643	29,611	29,561	27,750

Weighted Average Diluted Shares Outstanding	33,364	32,942	32,032	31,982	32,393

For AFFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,299	2,421	—	4,642
Weighted Average Common Shares/Units Outstanding	29,746	29,643	29,611	29,561	27,750

Weighted Average Diluted Shares Outstanding	33,364	32,942	32,032	29,561	32,393

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	90%	89%	88%	87%	88%
Tenant recoveries and other revenue	10%	11%	12%	13%	12%

Total Revenues from Real Estate Operations	100%	100%	100%	100%	100%
Expenses
Property operating	12%	12%	12%	13%	12%
Repairs and maintenance	13%	12%	13%	11%	12%
Real estate taxes	5%	5%	5%	5%	5%

Total Property Expenses from Real Estate Operations	30%	29%	29%	29%	28%
Net Operating Income from Real Estate Operations	70%	71%	71%	71%	72%
General and administrative	(5)%	(5)%	(4)%	(5)%	(4)%
Equity in income of unconsol. real estate joint ventures	0%	0%	0%	0%	0%
Earnings from service companies	0%	(1)%	0%	0%	0%
Income from real estate services	5%	3%	4%	1%	0%
Equity in (loss) income of other unconsolidated entities	0%	0%	(1)%	(0)%	(0)%

EBITDA	71%	68%	70%	67%	67%
Interest expense	(27)%	(28)%	(30)%	(28)%	(28)%
Series B & E Preferred Share dividends	(5)%	(3)%	(3)%	(3)%	(3)%
Amortization of deferred financing costs	(2)%	(1)%	(2)%	(1)%	(1)%
Income tax (expense) benefit	(0)%	0%	0%	0%	0%
Income on options assumed to be converted	0%	(0)%	0%	0%	0%
Depreciation on unconsolidated real estate entities	0%	(0)%	(0)%	(0)%	(0)%
Minority interestholders' share of operations	(0)%	0%	(0)%	(0)%	(0)%
Depreciation of corporate FF&E	(0)%	(0)%	(0)%	(0)%	(0)%

Funds From Operations (FFO)—Diluted	37%	35%	36%	35%	35%
Depreciation and other amortization	(17)%	(17)%	(16)%	(15)%	(16)%
Gain on property sales	1%	0%	0%	0%	0%
Loss on early extinguishment of debt	(0)%	(0)%	(0)%	(0)%	(0)%
Cumulative effect adjustment for accounting change	0%	(1)%	0%	0%	0%
Income on options assumed to be converted	0%	0%	0%	0%	0%
Depreciation on unconsolidated real estate entities	(0)%	0%	0%	0%	0%
Minority interestholders' share of operations	0%	(0)%	0%	0%	0%
Series B & E Preferred Share dividends	5%	3%	3%	3%	3%

Income Before Minority Interests and Preferred Share dividends	26%	20%	22%	22%	22%
Minority Interests:
Preferred Units in Operating Partnership	(2)%	(2)%	(2)%	(2)%	(2)%
Common Units in Operating Partnership	(6)%	(5)%	(5)%	(6)%	(6)%
Other consolidated partnership	(0)%	0%	(0)%	(0)%	(0)%
Preferred Share dividends	(6)%	(3)%	(3)%	(3)%	(4)%

Net Income Available to Common Shareholders	12%	10%	12%	11%	10%

Funds From Operations (FFO)—Diluted	37%	35%	36%	35%	35%
Preferred Units in Operating Partnership	0%	0%	0%	(2)%	0%
Straight line rents	(3)%	(2)%	(3)%	(7)%	(3)%
Non-incremental capital expenditures	(4)%	(4)%	(3)%	(2)%	(3)%

Adjusted Funds from Operations—Diluted	30%	29%	30%	24%	29%

Quarterly Equity Analysis

(Amounts in thousands, except per share data, share prices and ratios)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Common Equity—End of Quarter
Common Shares(1)	20,526	20,429	20,409	20,407	18,544
Common Units	9,307	9,388	9,388	9,388	9,388

Total	29,833	29,817	29,797	29,795	27,932

Convertible Preferred Equity—End of Quarter
Convertible Series A Preferred Shares Outstanding(2)	0	0	0	0	984
Conversion Ratio	1.8748	1.8748	1.8748	1.8748	1.8748
Common Shares Issued Assuming Conversion	0	0	0	0	1,845
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series D Preferred Shares Outstanding(3)	544	544	n/a	n/a	n/a
Conversion Ratio	2.2000	2.2000	n/a	n/a	n/a
Common Shares Issued Assuming Conversion	1,197	1,197	n/a	n/a	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	n/a	n/a	n/a
Convertible Series C Preferred Units Outstanding(4)	1,017	1,017	1,017	1,017	975
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,321
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity—End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding(5)	1,150	n/a	n/a	n/a	n/a
Preferred Share Liquidation Preference	$25.00	n/a	n/a	n/a	n/a
Weighted Average Shares:
Weighted Average Common Shares Outstanding	20,077	19,982	19,947	19,934	18,014
Weighted Average Preferred Shares Outstanding Assuming Conversion	1,197	878	—	—	1,845
Weighted Average Dilutive Options	334	273	276	239	180
Weighted Average Dilutive Warrants(4)	—	—	—	—	476
Weighted Average Common Units	9,335	9,388	9,388	9,388	9,556
Weighted Average Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,321

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	33,364	32,942	32,032	31,982	32,393

Common Shares Trading Volume
Average Daily Volume (Shares)	24	21	13	20	22
Average Daily Volume (Dollars in thousands)	$237.66	$198.00	$122.20	$188.38	$187.74
As a Percentage of Common Shares	0.1%	0.1%	0.1%	0.1%	0.1%
Common Share Price Range
Quarterly High	$10.60	$9.98	$10.00	$10.13	$9.25
Quarterly Low	$9.36	$9.03	$8.94	$8.75	$8.00
Quarterly Average	$10.10	$9.59	$9.63	$9.39	$8.72
End of Quarter	$10.00	$9.51	$9.94	$9.94	$9.19
Capitalization
Liquidation Value of Preferred Shares/Units	$99,017	$70,267	$56,667	$56,667	$80,224
Market Value of Common Shares/Units	298,330	283,560	296,106	296,088	256,625

Total Equity Market Capitalization	$397,347	$353,826	$352,773	$352,754	$336,850

Total Debt	$475,999	$478,913	$474,349	$465,696	$436,679

Total Market Capitalization	$873,346	$832,739	$827,122	$818,450	$773,529

Debt to Total Market Capitalization	54.5%	57.5%	57.3%	56.9%	56.5%
Debt to Undepreciated Book Value of Real Estate Assets	57.1%	59.1%	60.4%	60.0%	58.0%

(1)
Net of 166,600 treasury shares as of June 30, 2001.

(2)
On September 28, 2000, all Convertible Series A preferred shares except for 1 share were converted into common shares.

(3)
We issued 544,000 Convertible Series D preferred shares on January 25, 2001.

(4)
Eliminated a warrant to acquire a maximum of 476,200 common units in exchange for the issuance of 42,000 Series C convertible preferred units in July 2000.

(5)
We issued 1,150,000 Cumulative Redeemable Series E preferred shares on April 6, 2001.

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
PRICING MULTIPLES
NOI Multiple (Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI	10.82x	10.17x	10.54x	10.25x	10.10x
EBITDA Multiple (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA	10.66x	10.64x	10.63x	10.83x	10.79x
FFO Multiple (Quarter End Common Share Price / Ann. FFO—diluted)	7.90x	7.75x	8.12x	8.32x	8.04x
AFFO Multiple (Quarter End Common Share Price / Ann. AFFO—diluted)	9.71x	9.44x	9.67x	10.98x	9.75x
NOI Yield (Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	9.24%	9.83%	9.49%	9.76%	9.90%
EBITDA Yield (Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	9.38%	9.40%	9.41%	9.24%	9.27%
FFO Yield (Ann. FFO / Quarter End Common Share Price)	12.66%	12.90%	12.32%	12.02%	12.43%
AFFO Yield (Ann. AFFO / Quarter End Common Share Price)	10.30%	10.59%	10.34%	9.11%	10.26%
Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Preferred Share/Units + Total Debt) / GLA)(1)	$129.22	$124.70	$127.79	$128.86	$121.76
RETURNS
Yield on Real Estate Owned—NOI (Ann. NOI / Avg. Adjusted Gross Real Estate Investment)(2)	10.54%	10.85%	10.58%	10.86%	10.86%
Yield on Real Estate Owned—EBITDA (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment)(2)	10.71%	10.37%	10.49%	10.28%	10.17%
Return on Book Value of Average Equity & Minority Interest (Ann. EBTDA / Avg. Equity & Minority Interest)	15.82%	14.87%	14.72%	14.24%	13.69%

(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis

(Dollars in thousands)

	2001				2000
	June 30		March 31		December 31		September 30		June 30
Debt Outstanding
Mortgage Loans	$409,670		$356,872		$329,955		$338,063		$313,325
Construction Loans	13,099		18,950		33,058		25,586		38,669
Revolving Credit Facility	—		29,091		29,091		4,761		—
Secured Revolving Credit Facility	53,230		74,000		82,245		97,285		84,685

	$475,999		$478,913		$474,349		$465,695		$436,679

Average Outstanding Balance
Mortgage Loans	$377,222		$344,023		$325,971		$319,745		$318,249
Construction Loans	10,436		26,967		28,277		37,700		34,145
Revolving Credit Facility	28,445		29,091		22,545		2,381		—
Secured Revolving Credit Facility	59,123		75,507		90,910		91,239		77,794

	$475,226		$475,588		$467,703		$451,065		$430,188

Interest Rate Structure
Fixed	$305,431		$240,501		$201,715		$305,614		$277,575
Variable	—		13,412		147,634		60,081		109,104
Variable Subject to Interest Rate Protection(1—4)	170,568		225,000		125,000		100,000		50,000

	$475,999		$478,913		$474,349		$465,695		$436,679

% of Fixed Rate Loans(A)	64.17%		50.22%		42.52%		65.63%		63.56%
% of Variable Rate Loans	35.83%		49.78%		57.48%		34.37%		36.44%

	100.00%		100.00%		100.00%		100.00%		100.00%

(A) Excludes interest rate protection agreements.
Average Interests Rates
Mortgage & Construction Loans	7.31%		7.44%		7.84%		7.62%		7.52%
Revolving Credit Facility	6.71%		7.31%		8.17%		8.12%		n/a
Secured Revolving Credit Facility	6.93%		7.85%		8.38%		8.33%		8.11%
Total Weighted Average	7.22%		7.50%		7.96%		7.64%		7.58%
Debt Ratios
Debt to Total Market Capitalization	54.5%		57.5%		57.3%		56.9%		56.5%
Debt to Undepreciated Book Value of Real Estate Assets	57.1%		59.1%		60.4%		60.0%		58.0%
Coverage Ratios (excluding capitalized interest)
Interest Coverage—NOI (NOI / Interest)	2.60	x	2.49	x	2.36	x	2.50	x	2.56	x
Interest Coverage—EBITDA (EBITDA / Interest)	2.64	x	2.38	x	2.33	x	2.36	x	2.40	x
Interest Coverage—EBITDA—YTD (EBITDA / Interest—Year-to-date)	2.50	x	2.38	x	2.38	x	2.40	x	2.42	x
Debt Service Coverage—NOI (NOI / (Interest + Principal Amortization))	2.28	x	2.23	x	2.09	x	2.23	x	2.32	x
Debt Service Coverage—EBITDA (EBITDA / (Interest + Principal Amortization))	2.32	x	2.13	x	2.07	x	2.11	x	2.17	x
Fixed Charge Coverage—NOI (NOI / (Interest + Preferred Distribution))	2.03	x	2.11	x	2.02	x	2.13	x	2.09	x
Fixed Charge Coverage—EBITDA (EBITDA / (Interest + Preferred Distribution))	2.06	x	2.02	x	2.01	x	2.02	x	1.96	x

(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.7% which expires May 31, 2002.

(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.

(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.

(4)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period which expires January 2, 2003.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
OPERATING RATIOS
NOI as a % of Real Estate Revenues
(NOI / (Rental Revenue + Oper. Expense Reimb.))	70.19%	70.66%	70.52%	70.89%	71.85%
EBITDA as a % of Real Estate Revenues
(EBITDA / (Rental Revenue + Oper. Expense Reimb.))	71.30%	67.55%	69.90%	67.11%	67.27%
G&A as a % of Real Estate Revenues
(G&A / (Rental Revenue + Oper. Expense Reimb.))	4.63%	5.01%	3.77%	4.77%	4.39%
G&A as a % of EBITDA
(G&A / EBITDA)	6.49%	7.42%	5.39%	7.11%	6.53%
Quarter end occupancy for operating portfolio	96.92%	96.95%	97.03%	97.33%	96.66%
Quarter end % leased for operating portfolio	97.60%	98.39%	98.17%	98.30%	98.40%
Non-Incremental Capital Expenditures	$1,153	$1,116	$776	$415	$923
Non-Incremental Capital Expenditures per average square feet	$0.36	$0.34	$0.12	$0.07	$0.15
Non-Incremental Capital Expenditures per Diluted Share	$0.03	$0.03	$0.02	$0.01	$0.03
Non-Incremental Capital Expenditures as a % of NOI	5.72%	5.47%	3.99%	2.12%	4.86%

Quarterly Dividend Analysis

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.20	$0.20	$0.20	$0.20	$0.19
Increase over prior quarter	0.0%	0.0%	0.0%	5.3%	0.0%
Increase over prior year	5.3%	5.3%	5.3%	5.3%	5.6%
Common Dividend Payout Ratios
Payout—FFO—Diluted ((Dividend + Distributions)/FFO)	62.4%	64.9%	65.7%	67.4%	66.0%
Payout—AFFO—Diluted (Dividend /FAD)	76.7%	79.0%	78.3%	87.7%	80.0%
Dividend Coverage—FFO—Diluted (FFO /dividends)	1.60x	1.54x	1.52x	1.48x	1.51x
Dividend Coverage—AFFO—Diluted (AFFO /dividends)	1.30x	1.27x	1.28x	1.14x	1.25x
Common Dividend Yields
Dividend Yield	8.00%	8.41%	8.05%	8.05%	8.27%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.5625	$0.5625	$0.5625	$0.5625	$0.5625
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends
Preferred Share Dividends Per Share	$0.34375	$0.34375	$0.34375	$0.34375	$0.34375
Preferred Share Dividend Yield	5.50%	5.50%	5.50%	5.50%	5.50%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.6250	$0.6250	$0.6250	$0.6250	$0.6250
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends(1)
Preferred Share Dividends Per Share	$0.2500	$0.2500	n/a	n/a	n/a
Preferred Share Dividend Yield	4.00%	4.00%	n/a	n/a	n/a
Quarter End Liquidation Preference	$25.00	$25.00	n/a	n/a	n/a
Series E Preferred Share Dividends(2)
Preferred Share Dividends Per Share	$0.6406	n/a	n/a	n/a	n/a
Preferred Share Dividend Yield	10.25%	n/a	n/a	n/a	n/a
Quarter End Liquidation Preference	$25.00	n/a	n/a	n/a	n/a

(1)
We issued 544,000 of Series D Convertible Preferred Shares on January 25, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.1833 per share.

(2)
We issued 1,150,000 of Series E Cumulative Redeemable Preferred Shares on April 6, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.6050 per share.

Investor Composition and Analyst Coverage
(as of June 30, 2001)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total
Constellation Real Estate, Inc.	8,876,171	—	2	8,876,173	26.54%
Insiders	1,123,628	7,837,937	—	8,961,565	26.79%
Institutional Ownership	3,456,876	—	—	3,456,876	10.33%
Other / Retail	7,069,388	1,469,080	3,617,472	12,155,940	36.34%

	20,526,063	9,307,017	3,617,474	33,450,554	100.00%

RESEARCH COVERAGE	June 30, 2001	March 31, 2001	December 31, 2000	September 30, 2000	June 30, 2000
A. G. Edwards	x	x	x	x
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x
Ferris, Baker Watts, Incorporated	x	x
Janney Montgomery Scott	x	x	x	x	x
Johnston, Lemon					x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Prudential Securities Incorporated				x	x
Tucker Anthony Cleary Gull					x

Source: Institutional ownership was obtained from filed Forms 13(f) as of March 31, 2001 per Vickers Stock Research Corporation.

Debt Maturity Schedule—June 30, 2001
(Dollars in thousands)

	Mortgages		Construction Loans(1)
Year of Maturity	Monthly Amortization	Due on Maturity	Monthly Amortization	Due on Maturity(2)	Term Credit Facility(3)	$125,000 Secured Revolving Credit Facility	Total Scheduled Payments
2001	2,519	—	—	2,000	—	—	4,519
2002	5,530	—	158	—	90,954	—	96,642
2003	5,676	12,719	181	5,780	—	—	24,356
2004	5,800	25,762	—	4,980	—	53,230	89,772
2005	5,848	16,368	—	—	—	—	22,216
2006	5,661	59,975	—	—	—	—	65,636
2007	4,669	6,142	—	—	—	—	10,811
2008	3,062	142,879	—	—	—	—	145,941
2009	273	15,833	—	—	—	—	16,106

	$39,038	$279,678	$339	$12,760	$90,954	$53,230	$475,999

Notes:

(1)
The construction loan balances as of June 30 represent the outstanding balances as of that date.

(2)
We have the right to extend construction loans of $6,018 and $5,081, for a one-year period subject to certain conditions, upon maturity in 2002 and 2003, respectively. The above table reflects the maturities in 2003 and 2004, respectively, as if the loans had been extended.

(3)
The Term Credit Facility was extended through October 13, 2001. We have the right to extend for another one-year period, subject to certain conditions. This loan has been presented as maturing in October 2002 in the above table.

We have obtained interest rate protection agreements as follows:

  $50 million cap on thirty-day LIBOR at 7.7% expiring in May 2002.
  $50 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.
  $25 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.
  $100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

Property Summary by Region—June 30, 2001

	Operating Property Count	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Rentable Square Feet	Anticipated Rentable Square Feet Development
Office Properties
Baltimore /Washington Corridor
131 National Business Parkway	1	Owned	BWI Airport	MD	1990	M	68,906
132 National Business Parkway	2	Owned	BWI Airport	MD	2000	M	117,568
133 National Business Parkway	3	Owned	BWI Airport	MD	1997	M	88,666
134 National Business Parkway	4	Owned	BWI Airport	MD	1999	M	93,482
135 National Business Parkway	5	Owned	BWI Airport	MD	1998	M	86,863
141 National Business Parkway	6	Owned	BWI Airport	MD	1990	M	86,964
2721 Phoenix Road (221 NBP)	7	Owned	BWI Airport	MD	2000	M	117,890
2701 Phoenix Road (201 NBP)		JV	BWI Airport	MD		M		118,000
2711 Phoenix Road (211 NBP)		JV	BWI Airport	MD		M		150,000
1099 Winterson Road	8	Owned	BWI Airport	MD	1988	M	70,938
1190 Winterson Road	9	Owned	BWI Airport	MD	1987	M	68,567
1199 Winterson Road	10	Owned	BWI Airport	MD	1988	M	96,636
1201 Winterson Road	11	Owned	BWI Airport	MD	1985	M	67,903
1331 Ashton Road	12	Owned	BWI Airport	MD	1989	S	29,936
1334 Ashton Road	13	Owned	BWI Airport	MD	1989	S	37,565
1340 Ashton Road	14	Owned	BWI Airport	MD	1989	S	46,400
1341 Ashton Road	15	Owned	BWI Airport	MD	1989	S	15,841
1343 Ashton Road	16	Owned	BWI Airport	MD	1989	S	9,962
1344 Ashton Road	17	Owned	BWI Airport	MD	1989	M	16,865
1350 Dorsey Road	18	Owned	BWI Airport	MD	1989	S	19,992
2730 Hercules Road	19	Owned	BWI Airport	MD	1990	M	240,336
7240 Parkway Drive	20	Owned	BWI Airport	MD	1985	M	73,500
7318 Parkway Drive	21	Owned	BWI Airport	MD	1984	S	59,204
7321 Parkway Drive	22	Owned	BWI Airport	MD	1984	S	39,822
7467 Ridge Road	23	Owned	BWI Airport	MD	1990	M	73,756
800 International Drive	24	Owned	BWI Airport	MD	1988	S	50,979
849 International Drive	25	Owned	BWI Airport	MD	1988	M	68,186
881 Elkridge Landing Road	26	Owned	BWI Airport	MD	1986	M	73,572
891 Elkridge Landing Road	27	JV	BWI Airport	MD	2001	M	56,489
900 Elkridge Landing Road	28	Owned	BWI Airport	MD	1982	M	97,139
900 International Drive	29	Owned	BWI Airport	MD	1986	S	57,140
901 Elkridge Landing Road	30	JV	BWI Airport	MD	2001	M	56,847
911 Elkridge Landing Road	31	Owned	BWI Airport	MD	1985	M	68,296
920 Elkridge Landing Road	32	JV	BWI Airport	MD	2001	M	96,566
921 Elkridge Landing Road	33	Owned	BWI Airport	MD	1983	M	54,057
930 International Drive	34	Owned	BWI Airport	MD	1986	S	57,140
938 Elkridge Landing Road	35	JV	BWI Airport	MD	2001	M	52,988
939 Elkridge Landing Road	36	Owned	BWI Airport	MD	1983	M	53,031
940 Elkridge Landing Road	37	JV	BWI Airport	MD	2001	M	51,704
999 Corporate Boulevard	38	Owned	BWI Airport	MD	2000	M	67,351
1302 Concourse Drive	39	Owned	BWI Airport	MD	1996	M	84,607
1304 Concourse Drive		Owned	BWI Airport	MD		M		100,000
1306 Concourse Drive	40	Owned	BWI Airport	MD	1990	M	114,046
1615 and 1629 Thames Street	41	Owned	Baltimore City	MD	1989	M	103,683
9690 Deereco Road	42	Owned	North Baltimore County	MD	1988	M	133,737
375 West Padonia Road	43	Owned	North Baltimore County	MD	1986	M	100,804
9140 Route 108	44	Owned	Howard County Perimeter	MD	1974/1985	S	150,000

6700 Alexander Bell Drive	45	Owned	Howard County Perimeter	MD	1988	M	75,635
6708 Alexander Bell Drive	46	Owned	Howard County Perimeter	MD	1988	M	35,040
6716 Alexander Bell Drive	47	Owned	Howard County Perimeter	MD	1990	M	52,002
6724 Alexander Bell Drive		Owned	Howard County Perimeter	MD				30,855
6740 Alexander Bell Drive	48	Owned	Howard County Perimeter	MD	1992	M	61,878
6750 Alexander Bell Drive	49	Owned	Howard County Perimeter	MD	2001	M	78,460
6760 Alexander Bell Drive	50	Owned	Howard County Perimeter	MD	1991	M	37,248
6940 Columbia Gateway Drive	51	Owned	Howard County Perimeter	MD	1999	M	108,737
6950 Columbia Gateway Drive	52	Owned	Howard County Perimeter	MD	1998	M	107,778
6731 Columbia Gateway Drive		Owned	Howard County Perimeter	MD		M		122,889
Montpelier Research Phase I	53	JV	Howard County Perimeter	MD	2001	S	43,785
Robert Fulton Drive—Phase I		JV	Howard County Perimeter	MD		M		144,350
7200 Riverwood Drive	54	Owned	Howard County Perimeter	MD	1986	S	160,000
8815 Centre Park Drive	55	Owned	Howard County Perimeter	MD	1987	M	53,782
14502 Greenview Drive	56	Owned	Laurel	MD	1988	M	71,873
14504 Greenview Drive	57	Owned	Laurel	MD	1985	M	69,194
4260 Forbes Boulevard		JV	Lanham	MD				54,692
6009-6011 Oxon Hill Road	58	Owned	Southern Prince George's County	MD	1990	M	181,768

Total Baltimore / Washington Corridor:							4,413,104	720,786

Greater Philadelphia
751 Jolly Road	1	Owned	Blue Bell	PA	1966/1991	M	112,958
753 Jolly Road	2	Owned	Blue Bell	PA	1960/1992-94	M	419,472
760 Jolly Road	3	Owned	Blue Bell	PA	1974/1994	M	208,854
785 Jolly Road	4	Owned	Blue Bell	PA	1970/1996	M	219,065

Total Greater Philadelphia:							960,349	—

Greater Harrisburg
2601 Market Place	1	Owned	East Shore	PA	1989	M	67,743
2605 Interstate Drive	2	Owned	East Shore	PA	1990	M	84,404
6375 Flank Drive	3	Owned	East Shore	PA	2000	S	19,783
6385 Flank Drive	4	Owned	East Shore	PA	1995	S	32,800
75 Shannon Road	5	Owned	East Shore	PA	1999	S	20,887
85 Shannon Road	6	Owned	East Shore	PA	1999	S	12,863
95 Shannon Road	7	Owned	East Shore	PA	1999	S	21,976
6340 Flank Drive	8	Owned	East Shore	PA	1988	S	68,200
6345 Flank Drive	9	Owned	East Shore	PA	1989	S	69,443
6360 Flank Drive	10	Owned	East Shore	PA	1988	S	46,500
6380 Flank Drive	11	Owned	East Shore	PA	1991	S	32,000
6400 Flank Drive	12	Owned	East Shore	PA	1992	S	52,439
6405 Flank Drive	13	Owned	East Shore	PA	1991	S	32,000
5035 Ritter Road	14	Owned	West Shore	PA	1988	S	56,556
5070 Ritter Road—Building A	15	Owned	West Shore	PA	1989	S	32,309
5070 Ritter Road—Building B	16	Owned	West Shore	PA	1989	S	28,000

Total Greater Harrisburg:							677,903	—

Northern/Central New Jersey
101 Interchange Plaza	1	Owned	Exit 8A—Cranbury	NJ	1985	M	43,621
104 Interchange Plaza	2	Owned	Exit 8A—Cranbury	NJ	1990	M	47,677
2 Centre Drive	3	Owned	Exit 8A—Cranbury	NJ	1989	S	16,132
429 Ridge Road	4	Owned	Exit 8A—Cranbury	NJ	1966/1996	M	142,385
431 Ridge Road	5	Owned	Exit 8A—Cranbury	NJ	1958/1998	S	170,000
437 Ridge Road	6	Owned	Exit 8A—Cranbury	NJ	1962/1996	S	30,000
47 Commerce	7	Owned	Exit 8A—Cranbury	NJ	1992/1998	S	41,398
7 Centre Drive	8	Owned	Exit 8A—Cranbury	NJ	1989	S	19,466
8 Centre Drive	9	Owned	Exit 8A—Cranbury	NJ	1986	S	16,199
68 Culver Road	10	Owned	Exit 8A—Cranbury	NJ	2000	M	57,280
4301 Route 1	11	Owned	Monmouth Junction	NJ	1986	M	61,300
695 Route 46	12	Owned	Wayne	NJ	1990	M	157,394
710 Route 46	13	Owned	Wayne	NJ	1985	M	102,002	—

Total Northern / Central New Jersey:							904,854	—

TOTAL OFFICE PROPERTIES	91						6,956,210	720,786

Retail Properties
114 National Business Parkway		Owned	BWI Airport	MD		S	—	10,000

			# of Operating Buildings:		0

TOTAL RETAIL PROPERTIES							—	10,000

TOTAL PORTFOLIO	91		# of Operating Buildings:		0		6,956,210	730,786

Property Occupancy Rates by Region by Quarter

	Office
	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office	Retail	Total Portfolio
June 30, 2001
Number of Buildings	4	58	13	16	91	—	91
Rentable Square Feet	960,349	4,413,104	904,854	677,903	6,956,210	—	6,956,210
Percent Occupied	100.00%	97.96%	94.19%	89.41%	96.92%	0%	96.92%
March 31, 2001
Number of Buildings	4	55	14	16	89	—	89
Rentable Square Feet	960,349	4,258,610	970,048	677,458	6,866,465	—	6,866,465
Percent Occupied	100.00%	97.76%	94.03%	91.75%	96.95%	0%	96.95%
December 31, 2000
Number of Buildings	4	49	14	16	83	—	83
Rentable Square Feet	960,349	3,864,766	970,048	677,468	6,472,631	—	6,472,631
Percent Occupied	100.00%	97.84%	93.07%	93.86%	97.03%	0%	97.03%
September 30, 2000
Number of Buildings	4	47	15	15	81	1	82
Rentable Square Feet	960,349	3,594,058	990,385	657,685	6,202,477	149,191	6,351,668
Percent Occupied	100.00%	97.79%	96.08%	92.82%	97.33%	97.04%	97.33%
June 30, 2000
Number of Buildings	4	47	15	15	81	1	82
Rentable Square Feet	960,349	3,595,118	990,808	657,685	6,203,960	149,191	6,353,151
Percent Occupied	100.00%	97.38%	92.15%	94.47%	96.64%	97.41%	96.66%

Top Twenty Office Tenants as of June 30, 2001

(Dollars and Square Feet in thousands)

Tenant			Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America	(3)		19	960	14.2%	$17,098	14.8%	4.7
AT&T Local Services	(4	),(5)	6	415	6.2%	8,380	7.2%	7.3
Unisys	(6)		3	741	11.0%	7,297	6.3%	8.0
Ciena Corporation			5	298	4.4%	3,806	3.3%	3.9
Magellan Behavioral Health, Inc.			2	151	2.2%	3,259	2.8%	2.6
Booz Allen Hamilton			3	128	1.9%	2,440	2.1%	2.5
Johns Hopkins University	(4)		4	124	1.8%	2,432	2.1%	5.1
General Dynamics Government Corp.			2	102	1.5%	2,370	2.1%	9.1
Merck & Co., Inc.	(6)		1	219	3.2%	2,193	1.9%	8.0
Bookham Technology, Inc.			1	150	2.2%	1,870	1.6%	6.6
Commonwealth of Pennsylvania	(4)		8	150	2.2%	1,861	1.6%	2.1
Sun Microsystems, Inc.			2	61	0.9%	1,403	1.2%	4.5
Credit Management Solutions, Inc.			1	71	1.1%	1,381	1.2%	7.4
Deutsche Banc Alex. Brown			1	84	1.3%	1,338	1.2%	2.9
Mentor Technologies			1	59	0.9%	1,307	1.1%	1.8
Ameritrade Holding Corporation			1	62	0.9%	1,304	1.1%	9.0
Raytheon E-Systems	(4)		3	65	1.0%	1,189	1.0%	2.0
Computer Sciences Corporation			1	55	0.8%	1,174	1.0%	0.8
RAG American Coal Holding			1	48	0.7%	1,093	1.0%	8.9
Aerotek, Inc.			3	67	1.0%	1,089	1.0%	1.3

Subtotal Top 20 Office Tenants			68	4,010	59.4%	64,284	55.6%	5.4
All remaining tenants			358	2,732	40.6%	51,381	44.4%	3.3

Total/Weighted Average			426	6,742	100.0%	$115,665	100.0%	4.5

(1)
Total Rental Revenue is the monthly contractual base rent as of June 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)
The weighting of the lease term was computed using Total Rental Revenue.

(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)
Includes affiliated organizations or agencies.

(5)
AT&T Local Services subleases 173,072 square feet under 2 leases which expire March 30, 2002. Effective April 1, 2002, this same 173,072 square feet will become directly leased by AT&T Local Services with expiration dates ranging from 2006 and 2009. The above weighted average lease term reflects the expiration date of these direct leases.

(6)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

Total Rental Revenue by Geographic Region by Quarter(1)
(Dollars in thousands)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	18,654	18,573	17,224	17,197	16,297
Northern/Central New Jersey	4,998	4,922	5,311	5,326	4,969
Greater Harrisburg	2,483	2,789	2,271	2,228	2,275

Total Office Properties	28,641	28,790	27,312	27,257	26,047

Retail Properties:
Total Retail Properties	—	—	72	261	279

Total Regional Rental Revenue	$28,641	$28,790	$27,384	$27,518	$26,326

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating Income by Geographic Region by Quarter
(Dollars in thousands)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Office Properties:
Greater Philadelphia	$2,469	$2,486	$2,481	$2,482	$2,482
Baltimore/Washington Corridor	12,704	12,614	11,571	11,664	11,528
Northern/Central New Jersey	3,173	3,028	3,418	3,458	3,014
Greater Harrisburg	1,736	2,195	1,718	1,683	1,645

Total Office Properties	20,082	20,323	19,188	19,287	18,669

Retail Properties:
Total Retail Properties	—	—	55	179	222

Total Regional NOI	$20,082	$20,323	$19,243	$19,466	$18,891

Other income / expenses, net	71	62	226	140	89

Total NOI	$20,153	$20,385	$19,469	$19,606	$18,980

Same Office Property Cash Net Operating Income by Quarter (1)
(Dollars in thousands)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Office Properties:(2)
Greater Philadelphia	$2,364	$2,363	$2,363	$2,361	$2,317
Baltimore/Washington Corridor	10,456	10,357	10,321	10,030	10,327
Northern/Central New Jersey	2,566	2,446	2,614	2,578	2,192
Greater Harrisburg	1,606	1,690	1,592	1,654	1,565

Total Office Properties	$16,992	$16,856	$16,890	$16,623	$16,401

Same Office Property GAAP Net Operating Income by Quarter(1)
(Dollars in thousands)

	2001		2000
	June 30	March 31	December 31	September 30	June 30
Office Properties:(2)
Greater Philadelphia	$2,497	$2,497	$2,497	$2,495	$2,497
Baltimore/Washington Corridor	10,683	10,628	10,544	10,523	10,710
Northern/Central New Jersey	2,645	2,521	2,769	2,634	2,244
Greater Harrisburg	1,634	1,722	1,629	1,691	1,613

Total Office Properties	$17,459	$17,368	$17,439	$17,343	$17,064

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration
Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases(2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				($000s)
2001	37	281,808	4.2%	$5,042	4.4%	$17.89
2002	92	1,029,331	15.3%	17,621	15.2%	17.12
2003	89	775,724	11.5%	14,618	12.6%	18.84
2004	62	693,029	10.3%	13,118	11.3%	18.93
2005	63	702,217	10.4%	13,611	11.8%	19.38
2006	40	520,808	7.7%	9,553	8.3%	18.34
2007	10	393,924	5.8%	6,246	5.4%	15.86
2008	10	706,309	10.5%	12,574	10.9%	17.80
2009	13	1,223,320	18.1%	14,387	12.4%	11.76
2010	9	389,475	5.8%	8,273	7.2%	21.24
2011	1	26,051	0.4%	622	0.5%	23.88

Total/Weighted Average	426	6,741,996	100.0%	$115,665	100.0%	$17.61

NOTE: As of June 30, 2001, the weighted average lease term is 4.5 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of June 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

Year to Date Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
For Six Months Ended June 30, 2001:
Expiring Square Feet	—	254,755	24,188	49,325	328,268
Vacated Square Feet	—	18,137	6,050	33,026	57,213
Renewed Square Feet	—	236,618	18,138	16,299	271,055
Retention Rate (% based upon square feet)	0.00%	92.88%	74.99%	33.04%	82.57%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.01%	36.52%	1.74%	23.84%
Increase in Total Rent—Straight-line	0.00%	20.00%	31.32%	2.37%	19.95%
Increase in Base Rent—Cash	0.00%	17.67%	32.91%	(5.35)%	17.74%
Increase in Total Rent—Cash	0.00%	14.37%	28.04%	(3.84)%	14.52%
Average Capital Cost per Square Foot	$—	$5.30	$13.53	$5.30	$6.07

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended June 30, 2001:
Expiring Square Feet	—	174,078	22,678	45,325	242,081
Vacated Square Feet	—	16,922	6,050	33,026	55,998
Renewed Square Feet	—	157,156	16,628	12,299	186,083
Retention Rate (% based upon square feet)	0.00%	90.28%	73.32%	27.14%	76.87%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.86%	38.02%	13.69%	26.15%
Increase in Total Rent—Straight-line	0.00%	19.76%	32.98%	10.21%	21.02%
Increase in Base Rent—Cash	0.00%	19.81%	34.23%	4.57%	21.00%
Increase in Total Rent—Cash	0.00%	15.52%	29.50%	2.37%	16.63%
Average Capital Cost per Square Foot	$—	$3.87	$14.05	$6.50	$5.58
Quarter Ended March 31, 2001:
Expiring Square Feet	—	80,677	1,510	4,000	86,187
Vacated Square Feet	—	1,215	—	—	1,215
Renewed Square Feet	—	79,462	1,510	4,000	84,972
Retention Rate (% based upon square feet)	0.00%	98.49%	100.00%	100.00%	98.59%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	23.01%	2.78%	(28.63)%	20.44%
Increase in Total Rent—Straight-line	0.00%	20.31%	2.03%	(18.63)%	18.20%
Increase in Base Rent—Cash	0.00%	15.15%	2.78%	(30.74)%	12.95%
Increase in Total Rent—Cash	0.00%	12.84%	2.03%	(20.55)%	11.12%
Average Capital Cost per Square Foot	$—	$7.20	$0.42	$1.70	$6.88
Quarter Ended December 31, 2000:
Expiring Square Feet	—	75,372	3,174	6,623	85,169
Vacated Square Feet	—	29,132	—	—	29,132
Renewed Square Feet	—	46,240	3,174	6,623	56,037
Retention Rate (% based upon square feet)	0.00%	61.35%	100.00%	100.00%	65.80%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.55%	21.47%	(17.49)%	17.74%
Increase in Total Rent—Straight-line	0.00%	15.08%	11.19%	(9.98)%	10.57%
Increase in Base Rent—Cash	0.00%	18.45%	20.00%	(18.85)%	13.19%
Increase in Total Rent—Cash	0.00%	9.73%	10.01%	(11.15)%	6.66%
Average Capital Cost per Square Foot	$—	$10.27	$17.92	$1.10	$9.72

Quarter Ended September 30, 2000:
Expiring Square Feet	—	186,061	116,771	6,757	309,589
Vacated Square Feet	—	50,043	40,094	6,757	96,894
Renewed Square Feet	—	136,018	76,677	—	212,695
Retention Rate (% based upon square feet)	0.00%	73.10%	65.66%	0.00%	68.70%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	6.31%	32.53%	0.00%	14.75%
Increase in Total Rent—Straight-line	0.00%	4.24%	20.06%	0.00%	9.74%
Increase in Base Rent—Cash	0.00%	3.45%	13.01%	0.00%	6.52%
Increase in Total Rent—Cash	0.00%	1.44%	2.97%	0.00%	1.97%
Average Capital Cost per Square Foot	$—	$5.32	$27.35	$—	$12.57
Quarter Ended June 30, 2000:
Expiring Square Feet	—	71,275	10,322	23,483	105,080
Vacated Square Feet	—	34,644	—	3,920	38,564
Renewed Square Feet	—	36,631	10,322	19,563	66,516
Retention Rate (% based upon square feet)	0.00%	51.39%	100.00%	83.31%	63.30%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	18.79%	15.87%	4.15%	17.03%
Increase in Total Rent—Straight-line	0.00%	14.10%	4.75%	3.69%	11.05%
Increase in Base Rent—Cash	0.00%	13.92%	14.87%	0.78%	13.14%
Increase in Total Rent—Cash	0.00%	9.43%	3.42%	0.38%	7.33%
Average Capital Cost per Square Foot	$—	$7.40	$19.95	$4.58	$9.85

Acquisition Summary as of June 30, 2001
(Dollars in Thousands)

	Submarket	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	June 30, 2001 Occupancy Percentage	Investment(1)
Wholly Owned Portfolio:(2)
6700 Alexander Bell Drive	Howard County Perimeter	5/14/2001	75,635	75,635	100.0%	100.0%	$8,762
6708 Alexander Bell Drive	Howard County Perimeter	5/14/2001	35,040	35,040	100.0%	100.0%	4,478

Total			110,675	110,675	100.0%	100.0%	$13,240

Joint Venture Portfolio:(3)
920 Elkridge Landing Road	BWI Airport	3/21/2001	96,566	96,566	100.0%	100.0%	$10,939
938 Elkridge Landing Road	BWI Airport	3/21/2001	52,988	52,988	100.0%	100.0%	5,941
940 Elkridge Landing Road	BWI Airport	3/21/2001	51,704	51,704	100.0%	100.0%	4,904
891 Elkridge Landing Road	BWI Airport	3/21/2001	56,489	56,489	100.0%	89.0%	6,129
901 Elkridge Landing Road	BWI Airport	3/21/2001	56,847	50,155	88.2%	88.2%	5,705

Total			314,594	307,902	97.9%	95.9%	$33,618

(1)
Initial investment recorded by property as of June 30, 2001 for asset purchase.

(2)
In conjunction with these operating properties, we also purchased a 30,855 square foot property to be redeveloped.

(3)
We held a 40% ownership interest in these office properties through a joint venture agreement during the quarter. As of July 2, 2001, we acquired the remaining 60% ownership interest for $6.9 million.
NOTE:
COPT classifies its acquisitions by type—entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100 + million with strong management organizations and a regional presence.

Disposition Summary as of June 30, 2001
(Dollars in Thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment
Individual Property:
19 Commerce	Cranbury, NJ	6/18/2001	65,277	$11,525	$7,000	$4,525

Development Summary as of June 30, 2001
(Dollars in Thousands except per square foot data)

Property and Location		Submarket	Owned or Joint Venture (JV)	Rentable Square Feet	Percentage Pre-Leased or Committed	Anticipated Cost per Rentable Square Foot	Anticipated Cost	Cost to date	Anticipated Stabilization/ Delivery
Under Construction
2701 Phoenix Road (201 NBP) Annapolis Junction, MD	(1)	BWI Airport	JV	118,000	77.11%	$155	$18,313	$13,604	September 2001
1304 Concourse Drive Linthicum, MD	(2)	BWI Airport	Owned	100,000	0.00%	166	16,572	11,866	October 2001
Robert Fulton Drive—Phase IA Columbia, Maryland	(3)	Howard County Perimeter	JV	115,850	0.00%	116	13,406	6,239	October 2001
114 National Business Parkway Annapolis Junction, MD		BWI Airport	Owned	10,000	100.00%	164	1,644	656	December 2001
6731 Columbia Gateway Drive Columbia, Maryland	(4)	Howard County Perimeter	Owned	122,889	0.00%	176	21,613	13,574	December 2001
6724 Alexander Bell Drive Columbia, Maryland	(5)	Howard County Perimeter	Owned	30,855	0.00%	157	4,835	2,378	March 2002
2711 Phoenix Road (211 NBP) Annapolis Junction, MD	(6)	BWI Airport	JV	150,000	100.00%	174	26,135	8,941	March 2002
4260 Forbes Boulevard—Phase I Laurel, Maryland	(7)	Lanham	JV	54,692	43.08%	92	5,027	4,640	April 2002

Total Under Construction:				702,286	39.09%	$153	$107,545	$61,898

Under Development
Robert Fulton Drive—Phase IB Columbia, Maryland	(3)	Howard County Perimeter	JV	28,500	0.00%	116	3,298	771	December 2002

Total Under Development:				28,500	0.00%	$116	$3,298	$771

TOTAL/AVERAGE				730,786	37.57%	$152	$110,843	$62,669

(1)
On September 29, 2000, we contributed this development asset into a joint venture. The joint venture obtained a $13,725 construction loan in October 2000 and $4,436 is outstanding as of June 30, 2001.

(2)
We obtained a $11,800 construction loan and $6,018 is outstanding as of June 30, 2001.

(3)
We participate in the development of this asset through a joint venture arrangement. The joint venture has obtained a $14,000 construction loan (to fund Phase IA and Phase IB) and has borrowed $2,965 as of June 30, 2001.

(4)
We obtained a $15,750 construction loan and $5,081 is outstanding as of June 30, 2001.

(5)
We purchased this property in May 2001 and are redeveloping.

(6)
On December 15, 2000, we contributed this development asset into a joint venture. The joint venture has obtained a $20,550 construction loan. No draws have been made as of June 30, 2001.

(7)
We participate in the development of this asset through a joint venture arrangement. The joint venture has obtained a $9,026 construction loan (to fund Phase I and II) and has borrowed $3,125 as of June 30, 2001.

QuickLinks

FORM 8-K
SIGNATURES
Corporate Office Properties Trust Index to Supplemental Information (Unaudited) June 30, 2001
Quarterly Selected Financial Summary Data (Dollars in thousands)
Quarterly Consolidated Balance Sheets (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Equity Analysis (Amounts in thousands, except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios
Quarterly Dividend Analysis
Investor Composition and Analyst Coverage (as of June 30, 2001)
Property Summary by Region—June 30, 2001
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of June 30, 2001 (Dollars and Square Feet in thousands)
Total Rental Revenue by Geographic Region by Quarter(1) (Dollars in thousands)
Net Operating Income by Geographic Region by Quarter (Dollars in thousands)
Same Office Property Cash Net Operating Income by Quarter (1) (Dollars in thousands)
Same Office Property GAAP Net Operating Income by Quarter(1) (Dollars in thousands)
Office Lease Expiration Analysis by Year
Acquisition Summary as of June 30, 2001 (Dollars in Thousands)
Disposition Summary as of June 30, 2001 (Dollars in Thousands)
Development Summary as of June 30, 2001 (Dollars in Thousands)